UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2024 (January 30, 2024)

__________________________

Volcon, Inc.

(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3121 Eagles Nest Street, Suite 120

Round Rock, TX 78665

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VLCN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 30, 2024, Volcon, Inc. (the “Company”) entered into an employment agreement with John Kim pursuant to which Mr. Kim agreed to serve as the Company’s chief executive officer and president, effective February 3, 2024.

Effective upon Mr. Kim’s appointment as our chief executive officer and president, Mr. Kim no longer qualified as an independent board member, and is no longer eligible to serves as a member of the Company’s audit committee, compensation committee or nominating and governance committee. As such, the Company’s current board of directors does not have a majority of independent board members as required by Nasdaq Listing Rule 5605(b), and the Company’s audit committee no longer has three board members as required by Nasdaq Listing Rule 5605(c)(2). Pursuant to Nasdaq listing rules, the Company will have until the earlier of its next annual shareholders meeting or one year from the occurrence of the event that caused the failure to comply with the foregoing requirements; provided, however, that if the annual shareholders meeting occurs no later than 180 days following the event that caused the vacancy, the Company shall instead have 180 days from such event to regain compliance. On February 1, 2024, the Company notified the Nasdaq Stock Market of such non-compliance.

Item 3.03. Material Modifications of Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 herein is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

John Kim Employment Agreement

On January 30, 2024, the Company entered into an employment agreement with John Kim pursuant to which Mr. Kim agreed to serve as the Company’s chief executive officer and president, effective February 3, 2024. Mr. Kim’s agreement provides for an initial annual base salary of $800,000, an annual bonus of $250,000, and an annual option grant. For 2024, the annual option grant shall (i) be issued after the date of the Company’s 2024 annual meeting and on or prior to the date the Company issues equity compensation to any other executive officers or members of the Board; (ii) be for a number of shares equal to 10% of the fully diluted number of shares of Company common stock outstanding on the date of grant and shall vest on the earlier of one year after issuance or on the date when at least 90% of the Company’s convertible promissory notes outstanding on the date hereof are no longer outstanding; (iii) have an exercise price equal to the closing price of the Common Stock on the date of issuance; and (iv) shall be subject to the approval by the Company’s shareholders to increase the number of shares of common stock available for issuance under the Company stock plan.

Mr. Kim’s agreement provides for an initial term of one year, which is automatically renewed for additional one-year terms unless either party chooses not to renew the agreement. If Mr. Kim’s employment is terminated at the Company’s election without “cause” (as defined in the agreement), which requires 90 days advance notice, or by Mr. Kim for “good reason” (as defined in the agreement), Mr. Kim shall be entitled to receive severance payments equal to six months of Mr. Kim’s base salary and 100% of the target annual bonus for the year in which such termination occurs. In addition, if Mr. Kim’s employment is terminated prior to the end of the term of the agreement by the Company without “cause” or by Mr. Kim for “good reason,” and such termination occurs within six months prior to a change in control or within twelve months after a change in control, Mr. Kim shall be entitled to receive, in addition to the severance discussed above, an additional six months of his base salary. In addition, if the Company completes a change in control transaction during the term of Mr. Kim’s agreement or within six months thereafter, Mr. Kim will be entitled to a transaction bonus equal to 5% of the gross proceeds from such transaction.

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Greg Endo Employment Agreement

On January 30, 2024, the Company entered into a new employment agreement with Greg Endo pursuant to which Mr. Endo agreed to continue to serve as the Company’s chief financial officer and executive vice-president. Mr. Endo’s agreement provides for an initial annual base salary of $300,000, provided that Mr. Endo agreed to voluntarily reduce his base salary to $238,500 until December 31, 2024. Mr. Endo’s agreement provides for an annual bonus of up to 50% of his annual base salary, provided that the final determination on the amount of the annual bonus, if any, will be made by the Compensation Committee, based on criteria established by the Compensation Committee. Mr. Endo’s agreement provides for an annual option grant. For 2024, the annual option grant shall (i) be issued after the date of the Company’s 2024 annual meeting and on or prior to the date the Company issues equity compensation to any other executive officers or members of the Board; (ii) be for a number of shares equal to 4% of the fully diluted number of shares of Company common stock outstanding on the date of grant and shall vest on the earlier of one year after issuance or on the date when at least 90% of the Company’s convertible promissory notes outstanding on the date hereof are no longer outstanding; (iii) have an exercise price equal to the closing price of the Common Stock on the date of issuance; and (iv) shall be subject to the approval by the Company’s shareholders to increase the number of shares of common stock available for issuance under the Company stock plan.

Mr. Endo’s agreement provides for an initial term of one year, which is automatically renewed for additional one-year terms unless either party chooses not to renew the agreement. If Mr. Endo’s employment is terminated at the Company’s election without “cause” (as defined in the agreement), which requires 90 days advance notice, or by Mr. Endo for “good reason” (as defined in the agreement), Mr. Endo shall be entitled to receive severance payments equal to six months of Mr. Endo’s base salary and 100% of the target annual bonus for the year in which such termination occurs. In addition, if Mr. Endo’s employment is terminated prior to the end of the term of the agreement by the Company without “cause” or by Mr. Endo for “good reason,” and such termination occurs within six months prior to a change in control or within twelve months after a change in control, Mr. Endo shall be entitled to receive, in addition to the severance discussed above, an additional six months of his base salary. In addition, if the Company completes a change in control transaction during the term of Mr. Endo’s agreement or within six months thereafter, Mr. Endo will be entitled to a transaction bonus equal to 5% of the gross proceeds from such transaction.

Jordan Davis Consulting Agreement

On January 14, 2024, the Company announced that Jordan Davis resigned as chief executive officer effective February 2, 2024. On February 1, 2024, the Company entered into a one-month consulting agreement to assist in the chief executive officer transition for a fee of $12,500.

The foregoing descriptions of the employment agreements and consulting agreement are subject to and qualified in their entirety by reference to the full text of the employment agreements and consulting agreement, copies of which is included as Exhibits 10.1, 10.2 and 10.3 hereto, respectively, the terms of which are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s special meeting of stockholders held on January 12, 2024, the stockholders of the Company approved, among other items, an amendment to the Company’s amended and restated certificate of incorporation (the “Amendment”) to effect the reverse stock split at a ratio in the range of 1-for-2 to 1-for-45, with such ratio to be determined in the discretion of the Company’s board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by the Company’s board of directors in its sole discretion prior to the one-year anniversary of the special meeting.

Pursuant to such authority granted by the Company’s stockholders, the Company’s board of directors approved a one-for-forty-five (1:45) reverse stock split (the “Reverse Stock Split”) of the Company’s common stock and the filing of the Amendment to effectuate the Reverse Stock Split. The Amendment was filed with the Secretary of State of the State of Delaware and the Reverse Stock Split became effective in accordance with the terms of the Amendment at 11:59 p.m. Eastern Time on February 2, 2024 (the “Effective Time”). The Amendment provides that, at the Effective Time, every forty-five shares of the Company’s issued and outstanding common stock will automatically be combined into one issued and outstanding share of common stock, without any change in par value per share, which will remain $0.00001.

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As a result of the Reverse Stock Split, the number of shares of common stock outstanding will be reduced from approximately 52.5 million shares to approximately 1.2 million shares, and the number of authorized shares of common stock will remain at 250 million shares. As a result of the Reverse Stock Split, except with respect to our Series A warrants and Series B warrants, which will adjust as described in the Company’s Form 8-K filed November 20, 2023, which description is incorporated herein by reference, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all outstanding stock options and warrants, which will result in a proportional decrease in the number of shares of the Company’s common stock reserved for issuance upon exercise or vesting of such stock options and warrants, and a proportional increase in the exercise price of all such stock options and warrants. In addition, the number of shares reserved for issuance under the Company’s equity compensation plan immediately prior to the Effective Time will be reduced proportionately.

No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders of record who would otherwise be entitled to receive a fractional share will be entitled to the rounding up of the fractional share to the nearest whole number. The Reverse Stock Split became effective at 11:59 p.m., Eastern Time, on February 2, 2024, and the Company’s common stock is expected to begin trading on a Reverse Stock Split-adjusted basis on The Nasdaq Capital Market at the open of the markets on February 5, 2024. The trading symbol for the common stock will remain “VLCN.” The Company’s post-Reverse Stock Split common stock has a new CUSIP number (CUSIP No. 92864V301), but the par value and other terms of the common stock are not affected by the Reverse Stock Split.

The summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On January 31, 2024, the Company issued a press release to announce that it is filing a certificate of amendment to its articles of incorporation with the Secretary of State of the State of Delaware to effect a 1-for-45 reverse stock split of its common stock. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

The table below sets forth the impact of the Reverse Stock Split on the Company’s net loss per common share – basic and diluted; weighted average common shares outstanding – basic and diluted; and shares issued and outstanding, for the years ended December 31, 2022 and 2021; the three months ended March 31, 2023 and 2022; three months ended June 30, 2023 and 2022; six months ended June 30, 2023 and 2022; three months ended September 30, 2023 and 2022; and the nine months ended September 30, 2023 and 2022.

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	PRE SPLIT (1)		POST SPLIT
	YEAR ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
	2022	2021	2022	2021

Net loss	$(34,235,405)	$(40,125,109)	$(34,235,405)	$(40,125,109)
Net loss per common share - basic	$(7.23)	$(43.93)	$(325.20)	$(1,976.70)
Net loss per common share - diluted	$(7.23)	$(43.93)	$(325.20)	$(1,976.70)
Weighted average common shares outstanding - basic	4,737,351	913,415	105,275	20,299
Weighted average common shares outstanding - diluted	4,737,351	913,415	105,275	20,299

	PRE SPLIT (1)		POST SPLIT
	3 MONTHS ENDED MARCH 31,		3 MONTHS ENDED MARCH 31,
	2023	2022	2023	2022

Net loss	$(7,299,469)	$(8,612,345)	$(7,299,469)	$(8,612,345)
Net loss per common share - basic	$(1.49)	$(1.98)	$(66.94)	$(89.11)
Net loss per common share - diluted	$(1.49)	$(1.98)	$(66.94)	$(89.11)
Weighted average common shares outstanding - basic	4,907,027	4,349,018	109,046	96,645
Weighted average common shares outstanding - diluted	4,907,027	4,349,018	109,046	96,645

	PRE SPLIT (1)		POST SPLIT
	3 MONTHS ENDED JUNE 30,		3 MONTHS ENDED JUNE 30,
	2023	2022	2023	2022

Net loss	$(23,028,194)	$(9,926,462)	$(23,028,194)	$(9,926,462)
Net loss per common share - basic	$(4.25)	$(2.05)	$(191.05)	$(92.13)
Net loss per common share - diluted	$(4.25)	$(2.05)	$(191.05)	$(92.13)
Weighted average common shares outstanding - basic	5,424,123	4,848,638	120,537	107,748
Weighted average common shares outstanding - diluted	5,424,123	4,848,638	120,537	107,748

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	PRE SPLIT (1)		POST SPLIT
	6 MONTHS ENDED JUNE 30,		6 MONTHS ENDED JUNE 30,
	2023	2022	2023	2022

Net loss	$(30,327,663)	$(18,538,808)	$(30,327,663)	$(18,538,808)
Net loss per common share - basic	$(5.87)	$(4.03)	$(264.13)	$(181.35)
Net loss per common share - diluted	$(5.87)	$(4.03)	$(264.13)	$(181.35)
Weighted average common shares outstanding - basic	5,167,003	4,600,208	114,823	102,227
Weighted average common shares outstanding - diluted	5,167,003	4,600,208	114,823	102,227

	PRE SPLIT (2)		POST SPLIT
	3 MONTHS ENDED SEPTEMBER 30,		3 MONTHS ENDED SEPTEMBER 30,
	2023	2022	2023	2022

Net loss	$(11,327,896)	$(7,899,184)	$(11,327,896)	$(7,899,184)
Net loss per common share - basic	$(1.84)	$(1.62)	$(82.72)	$(73.00)
Net loss per common share - diluted	$(1.84)	$(1.62)	$(82.72)	$(73.00)
Weighted average common shares outstanding - basic	6,162,589	4,869,044	136,947	108,201
Weighted average common shares outstanding - diluted	6,162,589	4,869,044	136,947	108,201

	PRE SPLIT (2)		POST SPLIT
	9 MONTHS ENDED SEPTEMBER 30,		9 MONTHS ENDED SEPTEMBER 30,
	2023	2022	2023	2022

Net loss	$(41,655,559)	$(26,437,991)	$(41,655,559)	$(26,437,991)
Net loss per common share - basic	$(7.57)	$(5.64)	$(340.66)	$(253.62)
Net loss per common share - diluted	$(7.57)	$(5.64)	$(340.66)	$(253.62)
Weighted average common shares outstanding - basic	5,502,512	4,690,805	122,279	104,241
Weighted average common shares outstanding - diluted	5,502,512	4,690,805	122,279	104,241

(1) The pre split amounts represent the effect of the Company's 1 for 5 reverse stock split completed on October 13, 2023 which was previously presented on Form 8-K filed on October 16, 2023.

(2) The pre split amounts represent the amounts presented in the Company's Form 10-Q for the quarterly period ended September 30, 2023 filed on November 1, 2023, which presented the effect of the Company's 1 for 5 reverse stock split completed on October 13, 2023.

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Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation of Volcon, Inc.

10.1	Employment Agreement dated January 30, 2024 between Volcon, Inc. and John Kim

10.2	Employment Agreement dated January 30, 2024 between Volcon, Inc. and Greg Endo

10.3	Consulting Agreement dated February 1, 2024 between Volcon, Inc. and Jordan Davis

99.1	Press release dated January 31, 2024

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcon, Inc.
(Registrant)

Date: February 5, 2024	/s/ Greg Endo
Greg Endo Chief Financial Officer

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